EX10.5

Agreement between MUSTANG RESOURCES INC. and CORVAIR RESOURCES INC.

EXCLUSIVE MINERAL CLAIM REGISTRATION AREA
AND
JOINT FIRST REFUSAL RIGHTS

Dated October 8, 2005

The parties to this Agreement dated October 8, 2005, namely Mustang Resources Inc. ("Mustang") of 1574 Gulf Rd. #1505, Point Roberts, Washington, 98281, and Corvair Resources Inc. ("Corvair") of 10655 NE 4th Street, Suite 400, Bellevue, WA, 98004, hereby agree as follows:

(1)  Joint Recognition of each Party's Exclusive Claim Registration Area.

Mustang and Corvair jointly agree that each company has a core mineral property.  Mustang's core mineral property is the JC1 (Tenure # 507555), JC2 (Tenure # 507554), JC3 (Tenure # 507553) and JC4 (Tenure # 507552) mineral claims located in the Nelson Mining Division of British Columbia, Canada.  Corvair's core mineral property is the Amber1 (Tenure # 508844) and Amber2 (Tenure # 508845) mineral claims located in the Vernon Mining Division of British Columbia, Canada.

Henceforth all lands within a 100 mile radius of Mustang's JC1 - JC4 claims shall be designated as Mustang's Exclusive Mineral Claim Registration Area ("Mustang's Exclusive Area").

All lands within a 100 mile radius of Corvair's Amber1 and Amber2 claims shall be designated as Corvair's Exclusive Mineral Claim Registration Area ("Corvair's Exclusive Area").

Mustang agrees that Mustang will not register mineral claims for a period of 20 years beginning October 8, 2005 within Corvair's Exclusive Area.

Corvair agrees that Corvair will not register mineral claims for a period of 20 years beginning October 8, 2005 within Mustang's Exclusive Area.

(2)  Joint Rights of First Refusal

With respect to lands located outside of the defined Exclusive Area's the two companies agree as follows:

Mustang Resources Inc.:

(i)  Mustang agrees to grant Corvair a right of first refusal to acquire a 50% undivided interest in any mineral claims registered by Mustang, where such claims are located outside the 100 mile radius of Corvair's Amber1 and Amber2 claims, and also outside the 100 mile radius of Mustang's JC1 - JC4 mineral claims ("Mustang Open Area Claims"), and

(ii)  Mustang agrees to notify Corvair, in writing within 10 days, of any Mustang Open Area Claims registered by Mustang.

To exercise such first refusal Corvair Resources Inc. must:

(iii)  provide notice, in writing, to Mustang, within 30 days of the written notification by Mustang of any such Mustang Open Area Claims registrations that Corvair wishes to exercise its right to a 50% undivided interest in the subject claims, and

(iv)  Submit to Mustang's office a check for 50% of the cost Mustang incurred to register such claims, plus reasonable out-of-pocket expenses, properly documented.  Such payment by Corvair must be made within 10 days of being invoiced by Mustang for such expenses, or the right of first refusal shall lapse.

Corvair Resources Inc.:

(i)  Corvair agrees to grant Mustang a right of first refusal to acquire a 50% undivided interest in any mineral claims registered by Corvair, where such claims are located outside the 100 mile radius of Mustang's JC1 - JC4 claims, and also outside the 100 mile radius of Corvair's Amber1 and Amber2 mineral claims ("Corvair Open Area Claims"), and

(ii)  Corvair agrees to notify Mustang, in writing within 10 days, of any Corvair Open Area Claims registered by Corvair.

To exercise such first refusal Mustang Resources Inc. must:

(iii)  provide notice, in writing, to Corvair, within 30 days of the written notification by Corvair of any such Corvair Open Area Claims registrations that Mustang wishes to exercise its right to a 50% undivided interest in the subject claims, and

(iv)  Submit to Corvair's office a check for 50% of the cost Corvair incurred to register such claims, plus reasonable out-of-pocket expenses, properly documented.  Such payment by Mustang must be made within 10 days of being invoiced by Corvair for such expenses, or the right of first refusal shall lapse.

This agreement of Joint Mineral Claim Registration Area And Joint First Refusal Rights  is signed by the following persons on behalf of the companies and in the capacities and on the dates indicated.

MUSTANG RESOURCES INC.

/s/ Terry G. Cook

TERRY G. COOK
PRESIDENT
October 8, 2005

/s/ Cam Dalgliesh

CAM DALGLIESH
WITNESS

CORVAIR RESOURCES INC.

/s/ Terry G. Cook

TERRY G. COOK
PRESIDENT
October 8, 2005

/s/ Cam Dalgliesh

CAM DALGLIESH
WITNESS